UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 9, 2005
Date of Report
(Date of earliest event reported)

CORIXA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22891 (Commission File No.)	91-1654387 (IRS Employer Identification No.)

1900 9th Avenue, Suite 1100, Seattle, WA 98101
(Address of principal executive offices, including Zip Code)

(206) 366-3700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 2.02. Results of Operations and Financial Condition.

      On May 9, 2005, Corixa Corporation issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

99.1	Press Release of Corixa Corporation dated May 9, 2005

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIXA CORPORATION
Date: May 9, 2005	By:	/s/ Michelle Burris
		Name:	Michelle Burris
Its: Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release of Corixa Corporation dated May 9, 2005